UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2021

MIKROS SYSTEMS CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware State or Other Jurisdiction of Incorporation of Organization)	000-14801 (Commission File Number)	14-1598200 (IRS Employer Identification Number)

707 Alexander Road Building 2, Suite 208 Princeton, NJ (Address of Principal Executive Offices)	08540 (Zip Code)

Registrant’s telephone number, including area code (609) 987-1513

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Merger Agreement

On January 29, 2021, McKean Defense Group, Inc., a Delaware corporation (“McKean Defense”), completed the previously announced acquisition of Mikros Systems Corporation (“Mikros”), through the merger of Gyro Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of McKean Defense (“Merger Sub”), with and into Mikros (the “Merger”), pursuant to the Agreement and Plan of Merger, dated as of November 12, 2020, by and among McKean Defense, Merger Sub and Mikros (the “Merger Agreement”).

At the effective time of the Merger, each share of Mikros’ common stock, par value $0.01 per share (the “Mikros Common Stock”), issued and outstanding immediately prior to the effective time (other than (i) shares owned directly by McKean Defense, Merger Sub or any direct or indirect wholly owned subsidiary of McKean Defense; and (ii) shares held by shareholders who have not voted in favor of approval of the Merger and have demanded and perfected, and not withdrawn or lost, their right to dissent from the Merger and be paid the fair value of their shares of Mikros Common Stock under Delaware law) was automatically cancelled and converted into the right to receive $0.13 in cash, without interest, less any applicable taxes required to be withheld. At the effective time of the Merger, each outstanding restricted stock award, had any restrictions lapse, whether or not vested, cancelled and converted into the right to receive an amount in cash equal to the product of (i) the total number of shares of Company common stock subject to the restricted stock award and (ii) the per-share merger consideration (less any applicable withholding taxes). The purchase price was funded by McKean Defense with cash on hand.

Deregistration of Securities

On January 29, 2021, in connection with the Merger, Mikros notified the OTC Markets Group that the Merger had been completed and requested that trading of Mikros Common Stock on the OTC QB Tier be halted before the opening of trading on February 1, 2021 and suspended as of the close of business on February 1, 2021. Mikros intends to file a Form 15 with the United States Securities and Exchange Commission (“SEC”) deregistering the Company’s common stock pursuant to Rule 12g-4(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon filing the Form 15, the Company intends suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act and immediately cease filing any reports thereunder.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to Mikros’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2020, which is incorporated by reference herein.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth in Item 2.01 is incorporated by reference herein.

Effective upon the closing of the Merger, Mikros’ shareholders immediately prior to the effective time of the Merger ceased to have any rights as shareholders of Mikros (other than their right to receive the applicable merger consideration or, if applicable, shareholders who have not voted in favor of approval of the Merger and have demanded and perfected, and not withdrawn or lost, their right to dissent from the Merger and be paid the fair value of their shares of Mikros Common Stock under Delaware law).

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 and Item 3.03 is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 2.01, Item 3.03 and Item 5.01 is incorporated by reference herein.

Effective upon the closing of the Merger, all of the existing members of the board of directors of Mikros resigned from the board of directors of Mikros, and all committees thereof, effective at the effective time of the Merger.

Thomas Meaney and Mark Malone resigned their officer positions with Mikros as Chief Executive Officer and Chief Financial Officer, respectively, as of January 29, 2021.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01, Item 3.03, Item 5.01 and Item 5.02 is incorporated by reference herein.

Effective upon the closing of the Merger, the certificate of incorporation of Mikros was amended and restated in its entirety as set forth in the Merger Agreement and the bylaws of Mikros were amended to be the same as the bylaws of Merger Sub immediately prior to the effective time of the Merger. The Amended and Restated Certificate of Incorporation and the newly adopted Bylaws of Mikros are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 2.01, Item 3.03, Item 5.01, item 5.02 and Item 5.03 is incorporated by reference herein.

On January 28, 2021, Mikros held a special meeting of shareholders (the “Special Meeting”) to consider certain proposals related to the Merger Agreement. Each of the proposals considered and voted on at the Special Meeting (as described below) was approved by the requisite vote of Mikros’ shareholders. For more information on each of these proposals, see Mikros’ definitive proxy statement filed with the SEC on December 23, 2020.

As of December 17, 2020, the record date for the Special Meeting, there were 35,588,775 shares of Mikros Common Stock outstanding and entitled to vote, each of which was entitled to one vote on each proposal at the Special Meeting. At the Special Meeting, 24,408,638 shares of Mikros Common Stock, representing approximately 68.6% of the outstanding shares entitled to vote, were present in person or by proxy, which constituted a quorum to conduct business.

At the Special Meeting, the following proposals were considered and voted on, and the final voting results for each proposal are set forth below:

1. Proposal to approve and adopt the Merger Agreement and thereby approve the transactions contemplated by the Merger Agreement, including the Merger (the “Merger Agreement Proposal”).

Votes for Approval	Votes Against	Abstentions	Broker Non- Votes
20,735,534	5,669,254	3,850	0

Because the Merger Agreement Proposal was approved, a proposal to adjourn the Special Meeting to a later date or dates to solicit additional proxies if there were insufficient votes to approve and adopt the Merger Agreement Proposal at the time of the Special Meeting was not needed and, therefore, no vote was taken on that proposal.

Item 9.01.	Submission of Matters to a Vote of Security Holders.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-:

Exhibit Number
2.1	Agreement and Plan of Merger, dated as of November 12, 2020 by and among Mikros Systems Corporation, Gyro Merger Sub Inc. and McKean Defense Group, Inc.
3.1	Amended and Restated Certificate of Incorporation of Mikros Systems Corporation
3.2	Amended and Restated Bylaws of Mikros Systems Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MIKROS SYSTEMS CORPORATION

Dated: February 3, 2021	By:	/s/ Stuart Macaleer
Stuart Macaleer
Vice President and Chief Financial Officer